[***] Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential.

Amendment No. 7 to Amended and Restated Reseller Agreement
Dell, Inc., for itself and its Subsidiaries other than SecureWorks, Inc., (“Reseller”) and SecureWorks, Inc., for itself and its Subsidiaries (“Spyglass”) hereby enter into this Amendment No. 7 (“Amendment No. 7”) as of the date of last signature below (“Amendment Effective Date”) for the purpose of amending the Amended and Restated Reseller Agreement, dated as of October 28, 2015, and those amendments, addenda or riders thereto dated prior to the Amendment Effective Date (collectively the “Reseller Agreement”).
WHEREAS, the parties desire to add pricebook pricing, modify MDF terms and add a new pricing schedule for Volume and On The Box solutions.
NOW, THEREFORE, in consideration of the promises and obligations contained herein, the parties agree as follows:
1.The existing Schedule B is deleted and replaced by the Schedule B as set forth below, which sets forth the additional terms and pricing applicable to Dell’s purchase of Solutions from Spyglass for resale to end users in accordance with the Reseller Agreement.

2.The existing Section 2) l) Market Development Fund. of the Amended and Restated Amendment No. 6 added language at the end of Section 7.1 of the Reseller Agreement. That language is hereby deleted and replaced by the following:
2.1MDF. Reseller will earn a [***]% MDF Rebate on all fees paid to Spyglass by Reseller. Marketing Development Funds (MDF) as outlined in Schedule C. The MDF available in any quarter is calculated based upon the sales of Products in Reseller’s immediately preceding fiscal quarter plus any available rollover amount (defined below). Spyglass will provide to Dell a quarterly MDF earnings report no later than 15 days after the end of the quarter. Marketing activities associated with the MDF will be reviewed quarterly and mutually agreed upon by both parties, such consent not to be unreasonably withheld. Such programs may include, among other things, training, demand-generation, and advertising. Both parties will collaborate in good faith to determine appropriate SPIFS, trainings and other industry events. Spyglass may, in its sole discretion, approve additional incremental MDF for mutually agreed upon marketing activities outside of the Fixed and Variable MDF. If any MDF remains unspent or not utilized by Reseller for a particular quarter, such MDF shall continue to rollover for up to two Reseller fiscal quarters before expiring (the “Rollover Amount”), unless agreed in writing by Spyglass to extend.
The parties will use commercially reasonable efforts to establish mutually agreeable marketing plans within thirty (30) days of the beginning of each Reseller fiscal quarter that will define how the parties will engage in cooperative activities. MDF activities and related proof of execution (“POE”) documentation will be specifically identified by Spyglass prior to each Reseller fiscal quarter. Spyglass will respond to Reseller within fifteen (15) days upon receipt of Reseller’s marketing plans. Reseller will provide the agreed POE to Spyglass within sixty (60) days of the activity completion. For the avoidance of doubt, Reseller shall remain eligible for MDF for up to sixty (60) days after the expiry of any Rollover Amount. Upon receipt of the agreed POE, Spyglass will reimburse the Reseller within forty-five (45) days. The MDF program shall be run at the sole discretion of Spyglass and may be

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cancelled at any time on reasonable notice to Dell with a minimum of six (6) months advance notice from Spyglass.
3.Fixed MDF for Funded Employees
3.1Dell will hire employees for which Spyglass will provide Headcount Funding as set forth in this Amendment (“Funded Employees”). The parties agree the Funded Employees will be employees of Dell for all purposes and will be subject to the terms and conditions of employment at Dell. Dell will have final decision-making authority on all matters relating to the Funded Employees and shall be responsible for providing all employment benefits to the Funded Employees in accordance with applicable laws and Dell’s HR policies. Dell will defend, indemnify and hold harmless Spyglass and its assignees, agents, officers and employees harmless from and against all Claims by a Funded Employee connection with any act or omission by Dell associated with (i) such Funded Employee’s employment with Dell, including any termination thereof, or (ii) the activities of Dell in connection with the selection or non-selection of any individual interviewed for the Funded Employees position, including, but not limited to violation of laws prohibiting discrimination in hiring on the basis of race, age, national origin, sex, religion, pregnancy, military status, sexual orientation or actual or perceived disability.

3.2Without prejudice to the terms and conditions in the Agreement, all intellectual property and other materials uniquely made, authored, conceived, reduced to practice, created or developed for Dell by Funded Employees under this Amendment, including without limitation any and all software, software features, computer files, reports, documents, marketing assets, plans, drawings, specifications, records, forms, templates, methodologies, processes, technologies, designs, charts, flow charts, user interfaces, templates, menus, buttons, icons, tools, data, algorithms, ideas, concepts, know-how and methods or other manifestations of efforts of Funded Employees, regardless of their form and including drafts (“Program IP”) shall be solely and exclusively owned by Dell. This Amendment gives Spyglass no ownership interest in the Program IP. To the extent any Program IP qualifies as a “work made for hire” under applicable copyright law, it shall be considered a work made for hire and the copyright shall be owned solely and exclusively by Dell. To the extent that any Program IP is not considered a “work made for hire” under applicable copyright law, Spyglass hereby assigns and transfers all of its right, title and interest in and to the Program IP to Dell.

3.3Audits. Spyglass reserves the right to audit, upon reasonable notice and at its sole expense, the Program's applicable supporting documentation, to the extent such documentation relates to Spyglass payment of Headcount Funding. The audit shall be conducted by a third-party auditor from a national firm, which has been agreed to by the parties and shall be limited to Dell's current or immediate past quarter's marketing activities.

3.4Documentation. Dell will provide backup documentation supporting its payment request. Spyglass may only request backup documentation consistent with the Proof of Compliance section below and relative to Dell’s current or past immediate fiscal half’s marketing activities. Spyglass reserves the right to deny any claims where required documentation for reimbursement is not available or is incomplete.

3.5Fixed MDF, Funded Headcount. Spyglass agrees to pay Reseller [***] USD ($[***]) per year in Fixed MDF for one (1) Funded Employee. The first payment of [***] USD ($[***]) shall be made to Reseller no later than August 1, 2022, and prior to the 1st of August in each following year that this agreement remains in force. The Fixed MDF can be used to Funded Employee that is fully dedicated to Spyglass business. Any excess funds may be

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used as described above for mutually agreed upon marketing activities only. The job duties may include the following activities related to Spyglass business but are not limited to:
•Review sales performance (w/ AOP) and come up with pricing strategy
•Set up VOL margin guidance (w/ DES leadership) and communicate with DES team
•Manage Smart Price: create / submit / approve / manage SP workbooks to apply several policies so that our SKUs and quotes can have correct SP look up accordingly
•Advise global pricing by communicating each currency conversion rate (+ forecast) and actual hedge rate in each region
•Review and manage special price and custom SKU requests
•Review the request for the Vendors non-OEM products, confirm the royalty, and advise the SKU attributes in their request
•Operate Renewal Program
•Request custom OEM (3x4) SKU to PG ops team, manage the tracker, and communicate with sales. Manage the custom SKU availability timeline between PG Ops and Sales (i.e. EOQ)
•Manage the work process and rules for A-SKU transaction and run it
•Manage Ops issue tracker based on the feedback from frontline call & follow ups

3.6If the funded head engages in any activities that benefit any other Reseller partner or becomes unable to promote Secureworks as described herein, then the full $[***] USD shall be redistributed to fund other marketing efforts and Reseller shall be responsible for the payment in full of the Funded Employee’s salary.

Except as specifically set forth in this Agreement, all terms and conditions of the Agreement shall remain in full force and effect.
IN WITNESS WHEREOF, the parties have caused this Amendment to be signed on the respective dates indicated below.

Dell, Inc. (“Reseller”)    SecureWorks, Inc. (“Spyglass”)

By: /s/ Kyle Beam	By: /s/ Paul Parrish
Name: Kyle Beam	Name: Paul Parrish
Title: Sr. Manager SWP	Title: CFO
Date: June 23, 2022	Date: June 23, 2022

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Schedule B
Reseller Discount Schedule

Table 1

SecureWorks On The Box Pricing
Contract Items	Pricing per endpoint dependent on meeting revenue thresholds for each fiscal half*
	Tier 1	Tier 2	Tier 3
TCV Royalty Triggers for each Tier[1] MDF Rate: [***]%	<$[***]	$[***] - $[***]	>$[***]
OTB Deal Protection	120 days	150 days	180 days
Dell Tenant Free Trial (Self Service Demo/Trial)	Unlimited Trials	Unlimited Trials	Unlimited Trials
Dell Tenant 30 Day Free PoC (Customer Environment)	100 max users	200 max users	250 max users
VDR OTB 1 yr	$[***]	$[***]	$[***]
VDR OTB 3 yr	$[***]	$[***]	$[***]
VDR OTB 4 yr	$[***]	$[***]	$[***]
VDR OTB 5 yr	$[***]	$[***]	$[***]
VDR OTB SLED/FED[2]	$[***]	$[***]	$[***]
VDR OTB SLED/FED[2]	$[***]	$[***]	$[***]
VDR OTB SLED/FED[2]	$[***]	$[***]	$[***]
VDR OTB SLED/FED[2]	$[***]	$[***]	$[***]
XDR OTB 1 yr	$[***]	$[***]	$[***]
XDR OTB 3 yr	$[***]	$[***]	$[***]
XDR OTB 4 yr	$[***]	$[***]	$[***]
XDR OTB 5 yr	$[***]	$[***]	$[***]
XDR + CB OTB 1 yr	$[***]	$[***]	$[***]
XDR + CB OTB 3 yr	$[***]	$[***]	$[***]
XDR + CB OTB 4 yr	$[***]	$[***]	$[***]
XDR + CB OTB 5 yr	$[***]	$[***]	$[***]
XDR OTB SLED/FED[2] 1 yr	$[***]	$[***]	$[***]
XDR OTB SLED/FED[2] 3 yr	$[***]	$[***]	$[***]
XDR OTB SLED/FED[2] 4yr	$[***]	$[***]	$[***]
XDR OTB SLED/FED[2] 5yr	$[***]	$[***]	$[***]
XDR+VDR OTB Bundle	$[***]	$[***]	$[***]
XDR+VDR OTB Bundle	$[***]	$[***]	$[***]
XDR+VDR OTB Bundle	$[***]	$[***]	$[***]
XDR+VDR OTB Bundle	$[***]	$[***]	$[***]
XDR+VDR OTB SLED/FED[2] Bundle	$[***]	$[***]	$[***]

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XDR+VDR OTB SLED/FED[2] Bundle	$[***]	$[***]	$[***]
XDR+VDR OTB SLED/FED[2] Bundle	$[***]	$[***]	$[***]
XDR+VDR OTB SLED/FED[2] Bundle	$[***]	$[***]	$[***]
Contract Item	List	Discount	Dell Price
Extended XDR Data Retention 13 months total (1 month additional)	$[***]	[***]%	$[***]
Extended XDR Data Retention 24 months total (12 months additional)	$[***]	[***]%	$[***]
Extended XDR Data Retention 36 months total (24 months additional)	$[***]	[***]%	$[***]

1Only offers contained within the Spyglass Reseller Agreement shall be counted towards the revenue attainment figures
2 SLED is defined as Customers that are United States state and local government entities and education institutions (private or public). FED is defined as customers that are United States Federal Government Agencies. If Reseller uses SLED/FED pricing for a non-SLED/FED customer, then Reseller shall credit Spyglass the difference between the SLED/FED and the standard pricing in Table 1 for every license that was thusly sold on the next scheduled payment date.

Table 2
Volume Pricing*

Product Name	Dell Non- Registered Discount	Dell Register ed Discount	Dell Channel Non- Registered Discount	Dell Channel Registered Discount	Solution MDF Rates
Taegis XDR	[***]%	[***]%	[***]%	[***]%	[***]%
Taegis Managed XDR	[***]%	[***]%	[***]%	[***]%	[***]%
Taegis VDR	[***]%	[***]%	[***]%	[***]%	[***]%
iSensor	[***]%	[***]%	[***]%	[***]%	[***]%
Incident Response	[***]%	[***]%	[***]%	[***]%	[***]%
Targeted Threat Hunting	[***]%	[***]%	[***]%	[***]%	[***]%
Taegis XDR Premium Onboarding	[***]%	[***]%	[***]%	[***]%	[***]%
Penetration and Application Security Testing	[***]%	[***]%	[***]%	[***]%	[***]%

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*The pricing available to Reseller set forth in this Volume Pricing table may be updated by Spyglass from time to time upon written notice to Reseller; provided that, such updates shall be no less favorable to Reseller unless agreed to by the parties in an executed written agreement.
On The Box Pricing for Reseller shall be at Pricing Tier 3 as set forth in Table 1 above from the Effective Date until January 27, 2023, also called the “Promotional Period”. Ninety (90) days prior to the end of the Promotional Period, Dell may request that Spyglass revisit the pricing structure to change from the tier pricing to flat rate pricing. Spyglass may agree to amend such pricing in its sole and absolute discretion.
After the Promotional Period ends and beginning on February 1st, 2023, pricing for Reseller shall be set forth by the following:
*Pricing for the Solutions listed in Table 1 above is determined by the prior Fiscal Half Revenue Threshold. The “Fiscal Half Revenue Threshold” is determined by the amount of Net Total Revenue paid by Reseller to Spyglass in the prior Fiscal Half. “Net Total Revenue” shall mean the Total Contract Value (TCV) of fees actually paid to Spyglass by Reseller for On The Box or Volume Solutions including renewals, after deducting any: penalties, credits, offsets charge-backs, or non-payments. A “Fiscal Half” shall mean one half of a Reseller fiscal year, beginning on the Reseller’s fiscal year start and resetting every 2 quarters. Pricing shall be reduced as set forth in Table 1 for Reseller Orders placed after the Net Total Revenue paid to Spyglass has reached the applicable Fiscal Half Revenue Thresholds set forth in Table 1. At the beginning of each Fiscal Half, the Fiscal Half Revenue Threshold will be determined based on the prior Fiscal Half’s Net Total Revenue.
For clarity, in Fiscal Half beginning on February 1, 2023, pricing shall be based on Net Total Revenue of the prior two quarters.
For Volume products, Dell may submit registration requests for Spyglass via the portal located at www.secureworks.com/delldealreg. The terms and conditions for deal registration are not limited to but may include the following:
a)Requests must be approved or denied by Spyglass prior to Reseller issuing a quote to a customer.
b)If Spyglass denies a request, it must communicate the reason for the denial in writing
Reseller’s Volume related products and pricing have been agreed upon by the Parties under separate cover and shall be incorporated herein by reference. Any changes to the Volume Channel Price List, in Appendix A, will be distributed by Spyglass to Reseller as they are approved. Minimum Volume order quantity will be noted in Appendix A. Except as otherwise agreed to by the Parties in writing, discounts shall be no less favorable to Reseller than those provided in the table above. If list pricing is to be increased, then there will be a sixty (60) day grace period to allow Reseller to continue to quote at previous pricing.

OTB Deal Protection is provided for every OTB order when added to Spyglass’ order registration system and flagged as “Protected” (“OTB Protection Date”). Spyglass will provide Dell a weekly report for the OTB Deal Protection, including the expiration date of such OTB Deal Protection. The following shall apply to orders that qualify for OTB Deal Protection:

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a)Beginning on the OTB Protection Date and continuing for the time specified in Schedule 7, based on tier, Spyglass shall not provide additional deal registration to any other Spyglass reseller, or channel partner for Taegis products.
b)Beginning on the OTB Protection Date and continuing for the time specified in Schedule 7 based on tier, Spyglass shall not create additional opportunities to sell Taegis products and services directly to such customer identified on the OTB order.
c)If an additional OTB order for the same customer is submitted after the OTB Protection Date, the deal protection cycle will reset and provide an additional one hundred and twenty (120) days to one hundred and eighty (180) days of Deal Protection, based on the tier. Spyglass will provide Dell Deal Protection for all On The Box orders for the time frame shown on Schedule
B. Once tier 2 is reached, that protection time frame will extend to the time frame shown on Schedule B. Once tier 3 is reached that protection time frame will extend to the timeframe shown on Schedule B.
d)If Spyglass provides deal registration to another partner or transacts a deal on Spyglass paper for a protected Reseller account during the protection window as defined above, then Spyglass shall credit Reseller [***]% of the value of the deal which was not correctly transacted via Reseller paper.
Reseller acting as Distributor to Spyglass’ MSSPs. Spyglass appoints Reseller, with effect from the Effective Date of this Amendment, to act as a non-exclusive distributor authorized to market, resell and provide, subject to this Section the Spyglass’ cloud-enabled security services (“SaaS Solutions”)
that allow to a Reseller’s VAR to become a Managed Security Services Provider (“MSSP”) of Spyglass, and Reseller accepts such appointment. Prior to reselling any such SaaS Solutions to a VAR, Reseller must confirm with Spyglass in writing that such VAR has registered on Spyglass’ Partner Portal (http://www.secureworks.com/about/partners) as an MSSP and has agreed to Spyglass’ Partner Program terms and conditions set forth at https://www.secureworks.com/terms- conditions/channel-partner-program-en and the MSSP Addendum for SaaS Solutions set forth at https://www.secureworks.com/terms-conditions/channel-partner-program-mssp. As between Spyglass and Reseller or VAR or Customer, Spyglass shall own all right, title and interest in and to the SaaS Solutions. Reseller acknowledges that the SaaS Solutions constitute proprietary information and trade secrets which are the sole and exclusive property of Spyglass or its licensors and that the SaaS Solutions are or may be protected by patent, copyright, trade secret and/or similar laws and certain international treaty provisions. This Amendment or the Reseller Agreement, as amended, does not transfer or convey to Reseller, VAR or any Customer or third party any right, title or interest in or to the SaaS Solutions or any associated intellectual property rights, but only a limited right of use revocable in accordance with the terms of Spyglass’ Partner Program terms and conditions.

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Appendix A
Monthly Volume Channel Price List

Channel Discount Family	Product Name	Product Code	Price Currency	Price
Secureworks® Taegis™ XDR	Taegis ManagedXDR: Additional Managed Tenant	TG-XDR-M-AO-TEN-001	USD	$[***]
Secureworks® Taegis™ XDR	Taegis ManagedXDR: Commercial	TG-XDR-M-000500-COM	USD	$[***]
Secureworks® Taegis™ XDR	Taegis ManagedXDR: 501 to 1000 Endpoints	TG-XDR-M-001000	USD	$[***]
Secureworks® Taegis™ XDR	Taegis ManagedXDR: 1001 to 2500 Endpoints	TG-XDR-M-002500	USD	$[***]
Secureworks® Taegis™ XDR	Taegis ManagedXDR: 2501 to 5000 Endpoints	TG-XDR-M-005000	USD	$[***]
Secureworks® Taegis™ XDR	Taegis ManagedXDR: 5001 to 10000 Endpoints	TG-XDR-M-010000	USD	$[***]
Secureworks® Taegis™ XDR	Taegis ManagedXDR: 10001 to 25000 Endpoints	TG-XDR-M-025000	USD	$[***]
Secureworks® Taegis™ XDR	Taegis ManagedXDR: 25001 to 50000 Endpoints	TG-XDR-M-050000	USD	$[***]
Secureworks® Taegis™ XDR	Taegis ManagedXDR: 50001 or more Endpoints	TG-XDR-M-999999	USD	$[***]
Secureworks® Taegis™ XDR	Taegis XDR: Commercial	TG-XDR-SW-000500-COM	USD	$[***]
Secureworks® Taegis™ XDR	Taegis XDR: 25 to 150 Endpoints	TG-XDR-SW-000150	USD	$[***]
Secureworks® Taegis™ XDR	Taegis XDR: 151 to 300 Endpoints	TG-XDR-SW-000300	USD	$[***]
Secureworks® Taegis™ XDR	Taegis XDR: 301 to 500 Endpoints	TG-XDR-SW-000500	USD	$[***]
Secureworks® Taegis™ XDR	Taegis XDR: 501 to 1,000 Endpoints	TG-XDR-SW-001000	USD	$[***]
Secureworks® Taegis™ XDR	Taegis XDR: 1,001 to 2,500 Endpoints	TG-XDR-SW-002500	USD	$[***]
Secureworks® Taegis™ XDR	Taegis XDR: 2,501 to 5,000 Endpoints	TG-XDR-SW-005000	USD	$[***]
Secureworks® Taegis™ XDR	Taegis XDR: 5,001 to 10,000 Endpoints	TG-XDR-SW-010000	USD	$[***]
Secureworks® Taegis™ XDR	Taegis XDR: 10,001 to 25,000 Endpoints	TG-XDR-SW-025000	USD	$[***]
Secureworks® Taegis™ XDR	Taegis XDR: 25,001 to 50,000 Endpoints	TG-XDR-SW-050000	USD	$[***]
Secureworks® Taegis™ XDR	Taegis XDR: 50,000+ Endpoints	TG-XDR-SW-100000	USD	$[***]
Secureworks® Taegis™ XDR	Data Volume Upgrade: Per Endpoint	TG-XDR-DR-DVU-EP-001	USD	$[***]
Secureworks® Taegis™ XDR	Extended Retention: 13 Months Total: Per Endpoint	TG-XDR-DR-ER-13M-001	USD	$[***]
Secureworks® Taegis™ XDR	Extended Retention: 24 Months Total: Per Endpoint	TG-XDR-DR-ER-24M-001	USD	$[***]
Secureworks® Taegis™ XDR	Extended Retention: 36 Months Total: Per Endpoint	TG-XDR-DR-ER-36M-001	USD	$[***]
Secureworks® Taegis™ XDR	Taegis XDR: EU Instance: Extended Retention: 13 Months Total: Per Endpoint	TG-XDR-DR-EU-13M-001	EUR	€[***]
Secureworks® Taegis™ XDR	Taegis XDR: EU Instance: Extended Retention: 24 Months Total: Per Endpoint	TG-XDR-DR-EU-24M-001	EUR	€[***]
Secureworks® Taegis™ XDR	Taegis XDR: EU Instance: Extended Retention: 36 Months Total: Per Endpoint	TG-XDR-DR-EU-36M-001	EUR	€[***]
Secureworks® Taegis™ XDR	Taegis XDR: EU Instance: Data Volume Upgrade: Per Endpoint	TG-XDR-DR-EU-DVU-001	EUR	€[***]
Secureworks® Taegis™ XDR	Taegis XDR: EU Instance: Commercial	TG-XDR-SW-EU-000500-001	EUR	€[***]
Secureworks® Taegis™ XDR	Taegis XDR: EU Instance: 25 to 150 Endpoints	TG-XDR-SW-000150	EUR	€[***]
Secureworks® Taegis™ XDR	Taegis XDR: EU Instance: 151 to 300 Endpoints	TG-XDR-SW-000300	EUR	€[***]
Secureworks® Taegis™ XDR	Taegis XDR: EU Instance: 301 to 500 Endpoints	TG-XDR-SW-000500	EUR	€[***]
Secureworks® Taegis™ XDR	Taegis XDR: EU Instance: 501 to 1,000 Endpoints	TG-XDR-SW-EU-001000-001	EUR	€[***]
Secureworks® Taegis™ XDR	Taegis XDR: EU Instance: 1,001 to 2,500 Endpoints	TG-XDR-SW-EU-002500-001	EUR	€[***]
Secureworks® Taegis™ XDR	Taegis XDR: EU Instance: 2,501 to 5,000 Endpoints	TG-XDR-SW-EU-005000-001	EUR	€[***]
Secureworks® Taegis™ XDR	Taegis XDR: EU Instance: 5,001 to 10,000 Endpoints	TG-XDR-SW-EU-010000-001	EUR	€[***]
Secureworks® Taegis™ XDR	Taegis XDR: EU Instance: 10,001 to 25,000 Endpoints	TG-XDR-SW-EU-025000-001	EUR	€[***]
Secureworks® Taegis™ XDR	Taegis XDR: EU Instance: 25,001 to 50,000 Endpoints	TG-XDR-SW-EU-050000-001	EUR	€[***]
Secureworks® Taegis™ XDR	Taegis XDR: EU Instance: 50,000+ Endpoints	TG-XDR-SW-EU-100000-001	EUR	€[***]
Secureworks® Taegis™ XDR	Taegis NGAV: 25 to 150 Endpoints	TG-XDR-SW-NGAV-000150-001	USD	$[***]
Secureworks® Taegis™ XDR	Taegis NGAV: 151 to 300 Endpoints	TG-XDR-SW-NGAV-000300-001	USD	$[***]

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Secureworks® Taegis™ XDR	Taegis NGAV: 301 to 500 Endpoints	TG-XDR-SW-NGAV-000500-001	USD	$[***]
Secureworks® Taegis™ XDR	Taegis NGAV: 501 to 1,000 Endpoints	TG-XDR-SW-NGAV-001000-001	USD	$[***]
Secureworks® Taegis™ XDR	Taegis NGAV: 1,001 to 2,500 Endpoints	TG-XDR-SW-NGAV-002500-001	USD	$[***]
Secureworks® Taegis™ XDR	Taegis NGAV: 2,501 to 5,000 Endpoints	TG-XDR-SW-NGAV-005000-001	USD	$[***]
Secureworks® Taegis™ XDR	Taegis NGAV: 5,001 to 10,000 Endpoints	TG-XDR-SW-NGAV-010000-001	USD	$[***]
Secureworks® Taegis™ XDR	Taegis NGAV: 10,001 to 25,000 Endpoints	TG-XDR-SW-NGAV-025000-001	USD	$[***]
Secureworks® Taegis™ XDR	Taegis NGAV: 25,001 to 50,000 Endpoints	TG-XDR-SW-NGAV-050000-001	USD	$[***]
Secureworks® Taegis™ XDR	Taegis NGAV: 50,000+ Endpoints	TG-XDR-SW-NGAV-999999-001	USD	$[***]
Secureworks® Taegis™ XDR	Taegis ManagedXDR Elite Upgrade: 501 to 1000 Endpoints	TG-XDR-M-ELT-UP-001000	USD	$[***]
Secureworks® Taegis™ XDR	Taegis ManagedXDR Elite Upgrade: 1001 to 2500 Endpoints	TG-XDR-M-ELT-UP-002500	USD	$[***]
Secureworks® Taegis™ XDR	Taegis ManagedXDR Elite Upgrade: 2501 to 5000 Endpoints	TG-XDR-M-ELT-UP-005000	USD	$[***]
Secureworks® Taegis™ XDR	Taegis ManagedXDR Elite Upgrade: 5001 to 10000 Endpoints	TG-XDR-M-ELT-UP-010000	USD	$[***]
Secureworks® Taegis™ XDR	Taegis ManagedXDR Elite Upgrade: 10001 to 25000 Endpoints	TG-XDR-M-ELT-UP-025000	USD	$[***]
Secureworks® Taegis™ XDR	Taegis ManagedXDR Elite Upgrade: 25001 to 50000 Endpoints	TG-XDR-M-ELT-UP-050000	USD	$[***]
Secureworks® Taegis™ XDR	Taegis ManagedXDR Elite Upgrade: 50001 or more Endpoints	TG-XDR-M-ELT-UP-999999	USD	$[***]
Secureworks® Taegis™ VDR	Taegis VDR: 25 to 500 Assets	TG-VDR-SW-000500	USD	$[***]
Secureworks® Taegis™ VDR	Taegis VDR: 501 to 1,000 Assets	TG-VDR-SW-001000	USD	$[***]
Secureworks® Taegis™ VDR	Taegis VDR: 1,001 to 2,500 Assets	TG-VDR-SW-002500	USD	$[***]
Secureworks® Taegis™ VDR	Taegis VDR: 2,501 to 5,000 Assets	TG-VDR-SW-005000	USD	$[***]
Secureworks® Taegis™ VDR	Taegis VDR: 5,001 to 10,000 Assets	TG-VDR-SW-010000	USD	$[***]
Secureworks® Taegis™ VDR	Taegis VDR: 10,001 to 25,000 Assets	TG-VDR-SW-025000	USD	$[***]
Secureworks® Taegis™ VDR	Taegis VDR: 25,001 to 50,000 Assets	TG-VDR-SW-050000	USD	$[***]
Secureworks® Taegis™ VDR	Taegis VDR: 50,000 or more Assets	TG-VDR-SW-100000	USD	$[***]
Secureworks® Taegis™ Professional Services	Taegis XDR Collection and Integration	SRC-XDR-DCI-B-01	USD	$[***]
Secureworks® Taegis™ Professional Services	Taegis XDR Premium Onboarding	SRC-XDR-POB-B-01	USD	$[***]
Secureworks® Taegis™ Professional Services	Taegis XDR Premium Onboarding Add-on: Additional Data Collector Deployment	SRC-XDR-POB-AO-DCD-01	USD	$[***]
Secureworks® Taegis™ Professional Services	Taegis XDR Premium Onboarding Add-on: Additional Data Source Integration	SRC-XDR-POB-AO-DSI-01	USD	$[***]
Secureworks® Taegis™ Professional Services	Taegis XDR Premium Onboarding Add-on: Onsite Design, Build, and Training: 5-Day	SRC-XDR-POB-AO-ODBT5-01	USD	$[***]
Secureworks® Taegis™ Professional Services	Taegis XDR Premium Onboarding Add-on: Onsite Training: 2-Day	SRC-XDR-POB-AO-OT2-01	USD	$[***]
Secureworks® Taegis™ Professional Services	Taegis XDR Training: Remote	SRC-XDR-RT-B-01	USD	$[***]
Secureworks® Taegis™ Professional Services	Taegis VDR QuickStart	TG-VDR-PS-QS-001-001	USD	$[***]
Incident Response	Targeted Threat Hunt: Small	SRC-IR-TTH-02	USD	$[***]
Incident Response	Targeted Threat Hunt: Medium	SRC-IR-TTH-03	USD	$[***]
Incident Response	Targeted Threat Hunt: Large	SRC-IR-TTH-04	USD	$[***]
Incident Response	Targeted Threat Hunt: Additional 30 Days: Small	SRC-IR-AO-TTH-030-02	USD	$[***]
Incident Response	Targeted Threat Hunt: Additional 30 Days: Medium	SRC-IR-AO-TTH-030-03	USD	$[***]
Incident Response	Targeted Threat Hunt: Additional 30 Days: Large	SRC-IR-AO-TTH-030-04	USD	$[***]
Incident Response	Counter Threat Unit Consulting: Custom	SRC-IR-CTUC-C-01	USD	$[***]
Incident Response	Emergency Incident Response	SRC-IR-AI-01	USD	$[***]
Incident Response	Incident Management Retainer: Base	SRC-IR-IMR-02-B	USD	$[***]
Incident Response	Incident Management Retainer: Base: Additional Emergency IR Hours	SRC-IR-IMR-02-B-AO-EIR	USD	$[***]
Incident Response	Incident Management Retainer: Base: Additional Service Units	SRC-IR-IMR-02-B-AO-SU	USD	$[***]
Incident Response	Incident Management Retainer: Essential	SRC-IR-IMR-03-E	USD	$[***]

//Secureworks/Confidential - Limited External Distribution

Incident Response	Incident Management Retainer: Essential: Additional Emergency IR Hours	SRC-IR-IMR-03-E-AO-EIR	USD	$[***]
Incident Response	Incident Management Retainer: Essential: Additional Service Units	SRC-IR-IMR-03-E-AO-SU	USD	$[***]
Incident Response	Incident Management Retainer: Essential Plus	SRC-IR-IMR-04-EP	USD	$[***]
Incident Response	Incident Management Retainer: Essential Plus: Additional Emergency IR Hours	SRC-IR-IMR-04-EP-AO-EIR	USD	$[***]
Incident Response	Incident Management Retainer: Essential Plus: Additional Service Units	SRC-IR-IMR-04-EP-AO-SU	USD	$[***]
iSensor	iSensor Subscription Virtual: 500 Mb: up to 100 Users	IS-SUB-00500M-VRT-0100-M	USD	$[***]
iSensor	iSensor Subscription Virtual: 500 Mb: Unlimited Users	IS-SUB-00500M-VRT-9999-M	USD	$[***]
iSensor	iSensor Subscription Virtual: 1 Gb: Unlimited Users	IS-SUB-01000G-VRT-9999-M	USD	$[***]
iSensor	iSensor Appliance Purchase: 500 Mb: 4-Port 1G Copper	IS-HW-00500M-4P01GC-P	USD	$[***]
iSensor	iSensor Appliance Purchase: 500 Mb: 8-Port 1G Copper	IS-HW-00500M-8P01GC-P	USD	$[***]
iSensor	iSensor Appliance Purchase: 3 Gb: 4-Port 1G Copper	IS-HW-03000G-4P01GC-P	USD	$[***]
iSensor	iSensor Appliance Purchase: 3 Gb: 4-Port 10G Fiber	IS-HW-03000G-4P10GF-P	USD	$[***]
iSensor	iSensor Appliance Purchase: 3 Gb: 8-Port 1G Copper	IS-HW-03000G-8P01GC-P	USD	$[***]
iSensor	iSensor Appliance Purchase: 10 Gb: 4-Port 10G Fiber	IS-HW-10000G-4P10GF-P	USD	$[***]
iSensor	Managed and Monitored iSensor: 500 Mb: 4-Port 1G Copper: up to 100 Users: DR Site	IS-MM-00500M-4P01GC-0100-DR	USD	$[***]
iSensor	Managed and Monitored iSensor: 500 Mb: 4-Port 1G Copper: up to 100 Users	IS-MM-00500M-4P01GC-0100-M	USD	$[***]
iSensor	Managed and Monitored iSensor: 500 Mb: 4-Port 1G Copper: Unlimited Users: DR Site	IS-MM-00500M-4P01GC-9999-DR	USD	$[***]
iSensor	Managed and Monitored iSensor: 500 Mb: 4-Port 1G Copper: Unlimited Users	IS-MM-00500M-4P01GC-9999-M	USD	$[***]
iSensor	Managed and Monitored iSensor: 500 Mb: 8-Port 1G Copper: Unlimited Users: DR Site	IS-MM-00500M-8P01GC-9999-DR	USD	$[***]
iSensor	Managed and Monitored iSensor: 500 Mb: 8-Port 1G Copper: Unlimited Users	IS-MM-00500M-8P01GC-9999-M	USD	$[***]
iSensor	Managed and Monitored iSensor: 3 Gb: 4-Port 1G Copper: Unlimited Users: DR Site	IS-MM-03000G-4P01GC-9999-DR	USD	$[***]
iSensor	Managed and Monitored iSensor: 3 Gb: 4-Port 1G Copper: Unlimited Users	IS-MM-03000G-4P01GC-9999-M	USD	$[***]
iSensor	Managed and Monitored iSensor: 3 Gb: 4-Port 10G Fiber: Unlimited Users: DR Site	IS-MM-03000G-4P10GF-9999-DR	USD	$[***]
iSensor	Managed and Monitored iSensor: 3 Gb: 4-Port 10G Fiber: Unlimited Users	IS-MM-03000G-4P10GF-9999-M	USD	$[***]
iSensor	Managed and Monitored iSensor: 3 Gb: 8-Port 1G Copper: Unlimited Users: DR Site	IS-MM-03000G-8P01GC-9999-DR	USD	$[***]
iSensor	Managed and Monitored iSensor: 3 Gb: 8-Port 1G Copper: Unlimited Users	IS-MM-03000G-8P01GC-9999-M	USD	$[***]
iSensor	Managed and Monitored iSensor: 10 Gb: 4-Port 10G Fiber: Unlimited Users: DR Site	IS-MM-10000G-4P10GF-9999-DR	USD	$[***]
iSensor	Managed and Monitored iSensor: 10 Gb: 4-Port 10G Fiber: Unlimited Users	IS-MM-10000G-4P10GF-9999-M	USD	$[***]
iSensor	iSensor Subscription: 500 Mb: 4-Port 1G Copper: up to 100 Users: DR Site	IS-SUB-00500M-4P01GC-0100-DR	USD	$[***]
iSensor	iSensor Subscription: 500 Mb: 4-Port 1G Copper: up to 100 Users	IS-SUB-00500M-4P01GC-0100-M	USD	$[***]
iSensor	iSensor Subscription: 500 Mb: 4-Port 1G Copper: Unlimited Users: DR Site	IS-SUB-00500M-4P01GC-9999-DR	USD	$[***]
iSensor	iSensor Subscription: 500 Mb: 4-Port 1G Copper: Unlimited Users	IS-SUB-00500M-4P01GC-9999-M	USD	$[***]
iSensor	iSensor Subscription: 500 Mb: 8-Port 1G Copper: Unlimited Users: DR Site	IS-SUB-00500M-8P01GC-9999-DR	USD	$[***]
iSensor	iSensor Subscription: 500 Mb: 8-Port 1G Copper: Unlimited Users	IS-SUB-00500M-8P01GC-9999-M	USD	$[***]
iSensor	iSensor Subscription: 3 Gb: 4-Port 1G Copper: Unlimited Users: DR Site	IS-SUB-03000G-4P01GC-9999-DR	USD	$[***]

//Secureworks/Confidential - Limited External Distribution

iSensor	iSensor Subscription: 3 Gb: 4-Port 1G Copper: Unlimited Users	IS-SUB-03000G-4P01GC-9999-M	USD	$[***]
iSensor	iSensor Subscription: 3 Gb: 4-Port 10G Fiber: Unlimited Users: DR Site	IS-SUB-03000G-4P10GF-9999-DR	USD	$[***]
iSensor	iSensor Subscription: 3 Gb: 4-Port 10G Fiber: Unlimited Users	IS-SUB-03000G-4P10GF-9999-M	USD	$[***]
iSensor	iSensor Subscription: 3 Gb: 8-Port 1G Copper: Unlimited Users: DR Site	IS-SUB-03000G-8P01GC-9999-DR	USD	$[***]
iSensor	iSensor Subscription: 3 Gb: 8-Port 1G Copper: Unlimited Users	IS-SUB-03000G-8P01GC-9999-M	USD	$[***]
iSensor	iSensor Subscription: 10 Gb: 4-Port 10G Fiber: Unlimited Users: DR Site	IS-SUB-10000G-4P10GF-9999-DR	USD	$[***]
iSensor	iSensor Subscription: 10 Gb: 4-Port 10G Fiber: Unlimited Users	IS-SUB-10000G-4P10GF-9999-M	USD	$[***]
Other	General Consulting: Rescheduling or Cancelation Fee	SRC-GC-RSCN-001	USD	$[***]
Other	Project and Program Management	SRC-GC-PM-01	USD	$[***]
Other	Shipping and Handling: US Domestic: Standard Delivery: over 75 lbs	SHIP-0007	USD	$[***]
Other	Shipping and Handling: US Domestic: Overnight Delivery: over 75 lbs	SHIP-0008	USD	$[***]
Other	Shipping and Handling: US Domestic: Overnight Delivery: 50-75 lbs	SHIP-0005	USD	$[***]
Other	Shipping and Handling: US Domestic: Overnight Delivery: up to 50 lbs	SHIP-0004	USD	$[***]
Other	Shipping and Handling: US Domestic: Standard Delivery: 50-75 lbs	SHIP-0002	USD	$[***]
Other	Shipping and Handling: US Domestic: Standard Delivery: up to 5 lbs	SHIP-0003	USD	$[***]
Other	Shipping and Handling: US Domestic: Standard Delivery: 5-50 lbs	SHIP-0001	USD	$[***]
Other	Shipping and Handling: Sourcefire: Asia: 8 Day Delivery	SF-Ship-Asia	USD	$[***]
Other	Shipping and Handling: Sourcefire: Continental US: 3-5 Day Delivery	SF-Ship-US_3-5Days	USD	$[***]
Other	Shipping and Handling: Sourcefire: Europe: 8 Day Delivery	SF-Ship-Europe	USD	$[***]
Other	Shipping and Handling: Sourcefire: Latin America and Canada	SF-Ship-LatAm-Canada	USD	$[***]
Other	Shipping and Handling: Sourcefire: Continental US: Next Day Delivery	SF-Ship-NextDay	USD	$[***]
Other	Shipping and Handling: US International: UK and Ireland	SHIP-USI-UK-IRL	USD	$[***]
Other	Shipping and Handling: US International: Europe: South	SHIP-USI-EUR-S	USD	$[***]
Other	Shipping and Handling: US International: Europe: North	SHIP-USI-EUR-N	USD	$[***]
Other	Shipping and Handling: US International: Other	SHIP-USI-O	USD	$[***]
Other	Shipping and Handling: US Domestic: Public Accounts	SHIP-0010	USD	$[***]
Penetration and Application Security Testing	Red Team Test: Add-On: Wireless Testing	SRC-AST-AO-RT-01	USD	$[***]
Penetration and Application Security Testing	After Hours Fee	SRC-AST-AHF-01	USD	$[***]
Penetration and Application Security Testing	Add-On: Red Team Test: Per Location	SRC-AST-AO-RT-LOC-01	USD	$[***]
Penetration and Application Security Testing	Mobile Application Security Assessment	SRC-AST-AS-MASA-OS-01	USD	$[***]
Penetration and Application Security Testing	Web API Test: Small	SRC-AST-AS-WAPI-02-01	USD	$[***]
Penetration and Application Security Testing	Web API Test: Medium	SRC-AST-AS-WAPI-03-01	USD	$[***]
Penetration and Application Security Testing	Web API Test: Large	SRC-AST-AS-WAPI-04-01	USD	$[***]
Penetration and Application Security Testing	Web Application Security Assessment: Small	SRC-AST-AS-WASA-02-01	USD	$[***]
Penetration and Application Security Testing	Web Application Security Assessment: Medium	SRC-AST-AS-WASA-03-01	USD	$[***]
Penetration and Application Security Testing	Web Application Security Assessment: Large	SRC-AST-AS-WASA-04-01	USD	$[***]

//Secureworks/Confidential - Limited External Distribution

Penetration and Application Security Testing	Penetration Test: Small	SRC-AST-NS-PT-02-01	USD	$[***]
Penetration and Application Security Testing	Penetration Test: Medium	SRC-AST-NS-PT-03-01	USD	$[***]
Penetration and Application Security Testing	Penetration Test: Large	SRC-AST-NS-PT-04-01	USD	$[***]
Penetration and Application Security Testing	Vulnerability Assessment: Small	SRC-AST-NS-VA-02-01	USD	$[***]
Penetration and Application Security Testing	Vulnerability Assessment: Medium	SRC-AST-NS-VA-03-01	USD	$[***]
Penetration and Application Security Testing	Vulnerability Assessment: Large	SRC-AST-NS-VA-04-01	USD	$[***]
Penetration and Application Security Testing	Wireless Network Penetration Test: Small	SRC-AST-NS-WIFI-02-01	USD	$[***]
Penetration and Application Security Testing	Wireless Network Penetration Test: Medium	SRC-AST-NS-WIFI-03-01	USD	$[***]
Penetration and Application Security Testing	Wireless Network Penetration Test: Large	SRC-AST-NS-WIFI-04-01	USD	$[***]
Penetration and Application Security Testing	Red Team Test	SRC-AST-RT-RT-01	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Import	VA-IMP-QUALYS	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Int and Ext: 60001-70000 IPs	VMS-Q-VS-IE-070000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Int and Ext: 70001-80000 IPs	VMS-Q-VS-IE-080000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Int and Ext: 80001-100000 IPs	VMS-Q-VS-IE-100000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Int and Ext: 100001-125000 IPs	VMS-Q-VS-IE-125000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Int and Ext: 125001-150000 IPs	VMS-Q-VS-IE-150000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Int and Ext: 150001-175000 IPs	VMS-Q-VS-IE-175000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Int and Ext: 175001-200000 IPs	VMS-Q-VS-IE-200000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Int and Ext: 200001-225000 IPs	VMS-Q-VS-IE-225000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Int and Ext: 225001-250000 IPs	VMS-Q-VS-IE-250000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Int and Ext: 250001 or more IPs: Custom	VMS-Q-VS-IE-999999	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Virtual Scanner: Internal: 257-512 IPs	VMS-Q-VS-VSCN-I-000512	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Virtual Scanner: Internal: 513-1024 IPs	VMS-Q-VS-VSCN-I-001024	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Virtual Scanner: Internal: 1025-2048 IPs	VMS-Q-VS-VSCN-I-002048	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Virtual Scanner: Internal: 2049-2560 IPs	VMS-Q-VS-VSCN-I-002560	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Virtual Scanner: Internal: 1561-3072 IPs	VMS-Q-VS-VSCN-I-003072	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Virtual Scanner: Internal: 3073-4096 IPs	VMS-Q-VS-VSCN-I-004096	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Virtual Scanner: Internal: 4097-5120 IPs	VMS-Q-VS-VSCN-I-005120	USD	$[***]
Vulnerability Management Services	Qualys Web Application Scanning: 1-2 Web Applications	VMS-Q-WAS-000002	USD	$[***]
Vulnerability Management Services	Qualys Web Application Scanning: 3-5 Web Applications	VMS-Q-WAS-000005	USD	$[***]
Vulnerability Management Services	Qualys Web Application Scanning: 6-10 Web Applications	VMS-Q-WAS-000010	USD	$[***]
Vulnerability Management Services	Qualys Web Application Scanning: 11-25 Web Applications	VMS-Q-WAS-000025	USD	$[***]
Vulnerability Management Services	Qualys Web Application Scanning: 26-50 Web Applications	VMS-Q-WAS-000050	USD	$[***]
Vulnerability Management Services	Qualys Web Application Scanning: 51-100 Web Applications	VMS-Q-WAS-000100	USD	$[***]
Vulnerability Management Services	Qualys Web Application Scanning: 101-200 Web Applications	VMS-Q-WAS-000200	USD	$[***]
Vulnerability Management Services	Qualys Web Application Scanning: 201-300 Web Applications	VMS-Q-WAS-000300	USD	$[***]

//Secureworks/Confidential - Limited External Distribution

Vulnerability Management Services	Qualys Web Application Scanning: 301-400 Web Applications	VMS-Q-WAS-000400	USD	$[***]
Vulnerability Management Services	Qualys Web Application Scanning: 401-600 Web Applications	VMS-Q-WAS-000600	USD	$[***]
Vulnerability Management Services	Qualys Web Application Scanning: 601-800 Web Applications	VMS-Q-WAS-000800	USD	$[***]
Vulnerability Management Services	Qualys Web Application Scanning: 801-1000 Web Applications	VMS-Q-WAS-001000	USD	$[***]
Vulnerability Management Services	Qualys Web Application Scanning: 1001 or more Web Applications	VMS-Q-WAS-999999	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 16 IPs	VMS-Q-AO-CM-IE-000016	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 17-32 IPs	VMS-Q-AO-CM-IE-000032	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 33-64 IPs	VMS-Q-AO-CM-IE-000064	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 65-128 IPs	VMS-Q-AO-CM-IE-000128	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 129-256 IPs	VMS-Q-AO-CM-IE-000256	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 257-512 IPs	VMS-Q-AO-CM-IE-000512	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 513-1024 IPs	VMS-Q-AO-CM-IE-001024	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 1025-2048 IPs	VMS-Q-AO-CM-IE-002048	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 2049-2560 IPs	VMS-Q-AO-CM-IE-002560	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 1561-3072 IPs	VMS-Q-AO-CM-IE-003072	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 3073-4096 IPs	VMS-Q-AO-CM-IE-004096	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 4097-5120 IPs	VMS-Q-AO-CM-IE-005120	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 5121-6000 IPs	VMS-Q-AO-CM-IE-006000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 6001-7000 IPs	VMS-Q-AO-CM-IE-007000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 7001-8000 IPs	VMS-Q-AO-CM-IE-008000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 8001-9000 IPs	VMS-Q-AO-CM-IE-009000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 9001-10000 IPs	VMS-Q-AO-CM-IE-010000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 10001-15000 IPs	VMS-Q-AO-CM-IE-015000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 15001-20000 IPs	VMS-Q-AO-CM-IE-020000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 20001-25000 IPs	VMS-Q-AO-CM-IE-025000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 25001-30000 IPs	VMS-Q-AO-CM-IE-030000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 30001-35000 IPs	VMS-Q-AO-CM-IE-035000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 35001-40000 IPs	VMS-Q-AO-CM-IE-040000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 40001-45000 IPs	VMS-Q-AO-CM-IE-045000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 45001-50000 IPs	VMS-Q-AO-CM-IE-050000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 50001-60000 IPs	VMS-Q-AO-CM-IE-060000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 60001-70000 IPs	VMS-Q-AO-CM-IE-070000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 70001-80000 IPs	VMS-Q-AO-CM-IE-080000	USD	$[***]

//Secureworks/Confidential - Limited External Distribution

Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 80001-100000 IPs	VMS-Q-AO-CM-IE-100000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 100001-125000 IPs	VMS-Q-AO-CM-IE-125000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 125001-150000 IPs	VMS-Q-AO-CM-IE-150000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 150001-175000 IPs	VMS-Q-AO-CM-IE-175000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 175001-200000 IPs	VMS-Q-AO-CM-IE-200000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 200001-225000 IPs	VMS-Q-AO-CM-IE-225000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 225001-250000 IPs	VMS-Q-AO-CM-IE-250000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Continuous Monitoring: Int and Ext: 250001 or more IPs	VMS-Q-AO-CM-IE-999999	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 16 IPs	VMS-Q-AO-SCA-IE-000016	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 17-32 IPs	VMS-Q-AO-SCA-IE-000032	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 33-64 IPs	VMS-Q-AO-SCA-IE-000064	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 65-128 IPs	VMS-Q-AO-SCA-IE-000128	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 129-256 IPs	VMS-Q-AO-SCA-IE-000256	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 257-512 IPs	VMS-Q-AO-SCA-IE-000512	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 513-1024 IPs	VMS-Q-AO-SCA-IE-001024	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 1025-2048 IPs	VMS-Q-AO-SCA-IE-002048	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 2049-2560 IPs	VMS-Q-AO-SCA-IE-002560	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 1561-3072 IPs	VMS-Q-AO-SCA-IE-003072	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 3073-4096 IPs	VMS-Q-AO-SCA-IE-004096	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 4097-5120 IPs	VMS-Q-AO-SCA-IE-005120	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 5121-6000 IPs	VMS-Q-AO-SCA-IE-006000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 6001-7000 IPs	VMS-Q-AO-SCA-IE-007000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 7001-8000 IPs	VMS-Q-AO-SCA-IE-008000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 8001-9000 IPs	VMS-Q-AO-SCA-IE-009000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 9001-10000 IPs	VMS-Q-AO-SCA-IE-010000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 10001-15000 IPs	VMS-Q-AO-SCA-IE-015000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 15001-20000 IPs	VMS-Q-AO-SCA-IE-020000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 20001-25000 IPs	VMS-Q-AO-SCA-IE-025000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 25001-30000 IPs	VMS-Q-AO-SCA-IE-030000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 30001-35000 IPs	VMS-Q-AO-SCA-IE-035000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 35001-40000 IPs	VMS-Q-AO-SCA-IE-040000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 40001-45000 IPs	VMS-Q-AO-SCA-IE-045000	USD	$[***]

//Secureworks/Confidential - Limited External Distribution

Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 45001-50000 IPs	VMS-Q-AO-SCA-IE-050000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 50001-60000 IPs	VMS-Q-AO-SCA-IE-060000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 60001-70000 IPs	VMS-Q-AO-SCA-IE-070000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 70001-80000 IPs	VMS-Q-AO-SCA-IE-080000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 80001-100000 IPs	VMS-Q-AO-SCA-IE-100000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 100001-125000 IPs	VMS-Q-AO-SCA-IE-125000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 125001-150000 IPs	VMS-Q-AO-SCA-IE-150000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 150001-175000 IPs	VMS-Q-AO-SCA-IE-175000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 175001-200000 IPs	VMS-Q-AO-SCA-IE-200000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 200001-225000 IPs	VMS-Q-AO-SCA-IE-225000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 225001-250000 IPs	VMS-Q-AO-SCA-IE-250000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Security Configuration Assessment: Int and Ext: 250001 or more IPs	VMS-Q-AO-SCA-IE-999999	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 16 IPs	VMS-Q-AO-TP-IE-000016	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 17-32 IPs	VMS-Q-AO-TP-IE-000032	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 33-64 IPs	VMS-Q-AO-TP-IE-000064	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 65-128 IPs	VMS-Q-AO-TP-IE-000128	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 129-256 IPs	VMS-Q-AO-TP-IE-000256	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 257-512 IPs	VMS-Q-AO-TP-IE-000512	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 513-1024 IPs	VMS-Q-AO-TP-IE-001024	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 1025-2048 IPs	VMS-Q-AO-TP-IE-002048	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 2049-2560 IPs	VMS-Q-AO-TP-IE-002560	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 1561-3072 IPs	VMS-Q-AO-TP-IE-003072	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 3073-4096 IPs	VMS-Q-AO-TP-IE-004096	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 4097-5120 IPs	VMS-Q-AO-TP-IE-005120	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 5121-6000 IPs	VMS-Q-AO-TP-IE-006000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 6001-7000 IPs	VMS-Q-AO-TP-IE-007000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 7001-8000 IPs	VMS-Q-AO-TP-IE-008000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 8001-9000 IPs	VMS-Q-AO-TP-IE-009000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 9001-10000 IPs	VMS-Q-AO-TP-IE-010000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 10001-15000 IPs	VMS-Q-AO-TP-IE-015000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 15001-20000 IPs	VMS-Q-AO-TP-IE-020000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 20001-25000 IPs	VMS-Q-AO-TP-IE-025000	USD	$[***]

//Secureworks/Confidential - Limited External Distribution

Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 25001-30000 IPs	VMS-Q-AO-TP-IE-030000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 30001-35000 IPs	VMS-Q-AO-TP-IE-035000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 35001-40000 IPs	VMS-Q-AO-TP-IE-040000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 40001-45000 IPs	VMS-Q-AO-TP-IE-045000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 45001-50000 IPs	VMS-Q-AO-TP-IE-050000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 50001-60000 IPs	VMS-Q-AO-TP-IE-060000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 60001-70000 IPs	VMS-Q-AO-TP-IE-070000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 70001-80000 IPs	VMS-Q-AO-TP-IE-080000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 80001-100000 IPs	VMS-Q-AO-TP-IE-100000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 100001-125000 IPs	VMS-Q-AO-TP-IE-125000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 125001-150000 IPs	VMS-Q-AO-TP-IE-150000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 150001-175000 IPs	VMS-Q-AO-TP-IE-175000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 175001-200000 IPs	VMS-Q-AO-TP-IE-200000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 200001-225000 IPs	VMS-Q-AO-TP-IE-225000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 225001-250000 IPs	VMS-Q-AO-TP-IE-250000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Add-on: Threat Protection: Int and Ext: 250001 or more IPs	VMS-Q-AO-TP-IE-999999	USD	$[***]
Vulnerability Management Services	Qualys API: Enterprise	VMS-Q-MSC-API-ENT-01	USD	$[***]
Vulnerability Management Services	Qualys API: Premium	VMS-Q-MSC-API-PRM-01	USD	$[***]
Vulnerability Management Services	Qualys API: Standard	VMS-Q-MSC-API-STD-01	USD	$[***]
Vulnerability Management Services	Qualys Scanner: Physical: for use with 5120 or less Internal IPs	VMS-Q-MSC-SCN-P-5120-01	USD	$[***]
Vulnerability Management Services	Qualys Scanner: Physical: for use with 5121 or more Internal IPs	VMS-Q-MSC-SCN-P-5121-01	USD	$[***]
Vulnerability Management Services	Qualys Scanner: Virtual: for use with 5120 or less Internal IPs	VMS-Q-MSC-SCN-V-5120-01	USD	$[***]
Vulnerability Management Services	Qualys Scanner: Virtual: for use with 5121 or more Internal IPs	VMS-Q-MSC-SCN-V-5121-01	USD	$[***]
Vulnerability Management Services	Qualys Scanner: Virtual for Cloud: for use with 5120 or less Internal IPs	VMS-Q-MSC-SCN-V-C-5120-01	USD	$[***]
Vulnerability Management Services	Qualys Scanner: Virtual for Cloud: for use with 5121 or more Internal IPs	VMS-Q-MSC-SCN-V-C-5121-01	USD	$[***]
Vulnerability Management Services	Qualys PCI Compliance: Int and Ext: 3-4 IPs	VMS-Q-PCIC-IE-000004	USD	$[***]
Vulnerability Management Services	Qualys PCI Compliance: Int and Ext: 5-8 IPs	VMS-Q-PCIC-IE-000008	USD	$[***]
Vulnerability Management Services	Qualys PCI Compliance: Int and Ext: 9-16 IPs	VMS-Q-PCIC-IE-000016	USD	$[***]
Vulnerability Management Services	Qualys PCI Compliance: Int and Ext: 17-32 IPs	VMS-Q-PCIC-IE-000032	USD	$[***]
Vulnerability Management Services	Qualys PCI Compliance: Int and Ext: 33-64 IPs	VMS-Q-PCIC-IE-000064	USD	$[***]
Vulnerability Management Services	Qualys PCI Compliance: Int and Ext: 65-128 IPs	VMS-Q-PCIC-IE-000128	USD	$[***]
Vulnerability Management Services	Qualys PCI Compliance: Int and Ext: 129-256 IPs	VMS-Q-PCIC-IE-000256	USD	$[***]
Vulnerability Management Services	Qualys PCI Compliance: Int and Ext: 257-512 IPs	VMS-Q-PCIC-IE-000512	USD	$[***]
Vulnerability Management Services	Qualys PCI Compliance: Int and Ext: 513-1024 IPs	VMS-Q-PCIC-IE-001024	USD	$[***]
Vulnerability Management Services	Qualys PCI Compliance: Int and Ext: 1025-2048 IPs	VMS-Q-PCIC-IE-002048	USD	$[***]
Vulnerability Management Services	Qualys PCI Compliance: Int and Ext: 2049-2560 IPs	VMS-Q-PCIC-IE-002560	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 175001-200000 IPs	VMS-Q-PC-IE-200000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 200001-225000 IPs	VMS-Q-PC-IE-225000	USD	$[***]

//Secureworks/Confidential - Limited External Distribution

Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 225001-250000 IPs	VMS-Q-PC-IE-250000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 250001 or more IPs: Custom	VMS-Q-PC-IE-999999	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Enterprise Affiliate Subscription	VMS-Q-SUB-CA-EAS-01	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Enterprise Affiliate Subscription	VMS-Q-SUB-EAS-01	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: External: 2 IPs: Includes PCI	VMS-Q-VS-CA-E-000002-PCI	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: External: 3-4 IPs: Includes PCI	VMS-Q-VS-CA-E-000004-PCI	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: External: 5-8 IPs: Includes PCI	VMS-Q-VS-CA-E-000008-PCI	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: External: 9-16 IPs: Includes PCI	VMS-Q-VS-CA-E-000016-PCI	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: External: 17-32 IPs: Includes PCI	VMS-Q-VS-CA-E-000032-PCI	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: External: 33-64 IPs: Includes PCI	VMS-Q-VS-CA-E-000064-PCI	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: External: 65-96 IPs: Includes PCI	VMS-Q-VS-CA-E-000096-PCI	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: External: 97-128 IPs: Includes PCI	VMS-Q-VS-CA-E-000128-PCI	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: External: 129-150 IPs: Includes PCI	VMS-Q-VS-CA-E-000150-PCI	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: External: 151-250 IPs: Includes PCI	VMS-Q-VS-CA-E-000250-PCI	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: External: 251-500 IPs: Includes PCI	VMS-Q-VS-CA-E-000500-PCI	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: External: 501 or more IPs: Includes PCI	VMS-Q-VS-CA-E-999999-PCI	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Internal: 1-16 IPs	VMS-Q-VS-CA-I-000016	USD	$[***]
Vulnerability Management Services	Qualys PCI Compliance: Int and Ext: 1561-3072 IPs	VMS-Q-PCIC-IE-003072	USD	$[***]
Vulnerability Management Services	Qualys PCI Compliance: Int and Ext: 3073-4096 IPs	VMS-Q-PCIC-IE-004096	USD	$[***]
Vulnerability Management Services	Qualys PCI Compliance: Int and Ext: 4097-5120 IPs	VMS-Q-PCIC-IE-005120	USD	$[***]
Vulnerability Management Services	Qualys PCI Compliance: Int and Ext: 5121 or more IPs	VMS-Q-PCIC-IE-999999	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 16 IPs	VMS-Q-PC-CA-IE-000016	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 17-32 IPs	VMS-Q-PC-CA-IE-000032	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 33-64 IPs	VMS-Q-PC-CA-IE-000064	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 65-128 IPs	VMS-Q-PC-CA-IE-000128	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 129-256 IPs	VMS-Q-PC-CA-IE-000256	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 257-512 IPs	VMS-Q-PC-CA-IE-000512	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 513-1024 IPs	VMS-Q-PC-CA-IE-001024	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 1025-2048 IPs	VMS-Q-PC-CA-IE-002048	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 2049-2560 IPs	VMS-Q-PC-CA-IE-002560	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 1561-3072 IPs	VMS-Q-PC-CA-IE-003072	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 3073-4096 IPs	VMS-Q-PC-CA-IE-004096	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 4097-5120 IPs	VMS-Q-PC-CA-IE-005120	USD	$[***]

//Secureworks/Confidential - Limited External Distribution

Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 5121-6000 IPs	VMS-Q-PC-CA-IE-006000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 6001-7000 IPs	VMS-Q-PC-CA-IE-007000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 7001-8000 IPs	VMS-Q-PC-CA-IE-008000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 8001-9000 IPs	VMS-Q-PC-CA-IE-009000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 9001-10000 IPs	VMS-Q-PC-CA-IE-010000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 10001-15000 IPs	VMS-Q-PC-CA-IE-015000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 15001-20000 IPs	VMS-Q-PC-CA-IE-020000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 20001-25000 IPs	VMS-Q-PC-CA-IE-025000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 25001-30000 IPs	VMS-Q-PC-CA-IE-030000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 30001-35000 IPs	VMS-Q-PC-CA-IE-035000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 35001-40000 IPs	VMS-Q-PC-CA-IE-040000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 40001-45000 IPs	VMS-Q-PC-CA-IE-045000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 45001-50000 IPs	VMS-Q-PC-CA-IE-050000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 50001-60000 IPs	VMS-Q-PC-CA-IE-060000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 60001-70000 IPs	VMS-Q-PC-CA-IE-070000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 70001-80000 IPs	VMS-Q-PC-CA-IE-080000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 80001-100000 IPs	VMS-Q-PC-CA-IE-100000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 100001-125000 IPs	VMS-Q-PC-CA-IE-125000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 125001-150000 IPs	VMS-Q-PC-CA-IE-150000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 150001-175000 IPs	VMS-Q-PC-CA-IE-175000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 175001-200000 IPs	VMS-Q-PC-CA-IE-200000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 200001-225000 IPs	VMS-Q-PC-CA-IE-225000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 225001-250000 IPs	VMS-Q-PC-CA-IE-250000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: with Cloud Agent: Int and Ext: 250001 or more IPs: Custom	VMS-Q-PC-CA-IE-999999	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 16 IPs	VMS-Q-PC-IE-000016	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 17-32 IPs	VMS-Q-PC-IE-000032	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 33-64 IPs	VMS-Q-PC-IE-000064	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 65-128 IPs	VMS-Q-PC-IE-000128	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 129-256 IPs	VMS-Q-PC-IE-000256	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 257-512 IPs	VMS-Q-PC-IE-000512	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 513-1024 IPs	VMS-Q-PC-IE-001024	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 1025-2048 IPs	VMS-Q-PC-IE-002048	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 2049-2560 IPs	VMS-Q-PC-IE-002560	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 1561-3072 IPs	VMS-Q-PC-IE-003072	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 3073-4096 IPs	VMS-Q-PC-IE-004096	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 4097-5120 IPs	VMS-Q-PC-IE-005120	USD	$[***]

//Secureworks/Confidential - Limited External Distribution

Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 5121-6000 IPs	VMS-Q-PC-IE-006000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 6001-7000 IPs	VMS-Q-PC-IE-007000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 7001-8000 IPs	VMS-Q-PC-IE-008000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 8001-9000 IPs	VMS-Q-PC-IE-009000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 9001-10000 IPs	VMS-Q-PC-IE-010000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 10001-15000 IPs	VMS-Q-PC-IE-015000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 15001-20000 IPs	VMS-Q-PC-IE-020000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 20001-25000 IPs	VMS-Q-PC-IE-025000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 25001-30000 IPs	VMS-Q-PC-IE-030000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 30001-35000 IPs	VMS-Q-PC-IE-035000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 35001-40000 IPs	VMS-Q-PC-IE-040000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 40001-45000 IPs	VMS-Q-PC-IE-045000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 45001-50000 IPs	VMS-Q-PC-IE-050000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 50001-60000 IPs	VMS-Q-PC-IE-060000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 60001-70000 IPs	VMS-Q-PC-IE-070000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 70001-80000 IPs	VMS-Q-PC-IE-080000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 80001-100000 IPs	VMS-Q-PC-IE-100000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 100001-125000 IPs	VMS-Q-PC-IE-125000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 125001-150000 IPs	VMS-Q-PC-IE-150000	USD	$[***]
Vulnerability Management Services	Qualys Policy Compliance: Int and Ext: 150001-175000 IPs	VMS-Q-PC-IE-175000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Internal: 17-32 IPs	VMS-Q-VS-CA-I-000032	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Internal: 33-64 IPs	VMS-Q-VS-CA-I-000064	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Internal: 65-128 IPs	VMS-Q-VS-CA-I-000128	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Internal: 129-256 IPs	VMS-Q-VS-CA-I-000256	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Internal: 257-512 IPs	VMS-Q-VS-CA-I-000512	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Internal: 513-1024 IPs	VMS-Q-VS-CA-I-001024	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Internal: 1025-2048 IPs	VMS-Q-VS-CA-I-002048	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Internal: 2049-2560 IPs	VMS-Q-VS-CA-I-002560	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Internal: 1561-3072 IPs	VMS-Q-VS-CA-I-003072	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Internal: 3073-4096 IPs	VMS-Q-VS-CA-I-004096	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Internal: 4097-5120 IPs	VMS-Q-VS-CA-I-005120	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Int and Ext: 5121-6000 IPs	VMS-Q-VS-CA-IE-006000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Int and Ext: 6001-7000 IPs	VMS-Q-VS-CA-IE-007000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Int and Ext: 7001-8000 IPs	VMS-Q-VS-CA-IE-008000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Int and Ext: 8001-9000 IPs	VMS-Q-VS-CA-IE-009000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Int and Ext: 9001-10000 IPs	VMS-Q-VS-CA-IE-010000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Int and Ext: 10001-15000 IPs	VMS-Q-VS-CA-IE-015000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Int and Ext: 15001-20000 IPs	VMS-Q-VS-CA-IE-020000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Int and Ext: 20001-25000 IPs	VMS-Q-VS-CA-IE-025000	USD	$[***]

//Secureworks/Confidential - Limited External Distribution

Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Int and Ext: 25001-30000 IPs	VMS-Q-VS-CA-IE-030000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Int and Ext: 30001-35000 IPs	VMS-Q-VS-CA-IE-035000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Int and Ext: 35001-40000 IPs	VMS-Q-VS-CA-IE-040000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Int and Ext: 40001-45000 IPs	VMS-Q-VS-CA-IE-045000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Int and Ext: 45001-50000 IPs	VMS-Q-VS-CA-IE-050000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Int and Ext: 50001-60000 IPs	VMS-Q-VS-CA-IE-060000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Int and Ext: 60001-70000 IPs	VMS-Q-VS-CA-IE-070000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Int and Ext: 70001-80000 IPs	VMS-Q-VS-CA-IE-080000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Int and Ext: 80001-100000 IPs	VMS-Q-VS-CA-IE-100000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Int and Ext: 100001-125000 IPs	VMS-Q-VS-CA-IE-125000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Int and Ext: 125001-150000 IPs	VMS-Q-VS-CA-IE-150000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Int and Ext: 150001-175000 IPs	VMS-Q-VS-CA-IE-175000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Int and Ext: 175001-200000 IPs	VMS-Q-VS-CA-IE-200000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Int and Ext: 200001-225000 IPs	VMS-Q-VS-CA-IE-225000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Int and Ext: 225001-250000 IPs	VMS-Q-VS-CA-IE-250000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: with Cloud Agent: Int and Ext: 250001 or more IPs: Custom	VMS-Q-VS-CA-IE-999999	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: External: 2 IPs: Includes PCI	VMS-Q-VS-E-000002-PCI	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: External: 3-4 IPs: Includes PCI	VMS-Q-VS-E-000004-PCI	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: External: 5-8 IPs: Includes PCI	VMS-Q-VS-E-000008-PCI	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: External: 9-16 IPs: Includes PCI	VMS-Q-VS-E-000016-PCI	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: External: 17-32 IPs: Includes PCI	VMS-Q-VS-E-000032-PCI	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: External: 33-64 IPs: Includes PCI	VMS-Q-VS-E-000064-PCI	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: External: 65-96 IPs: Includes PCI	VMS-Q-VS-E-000096-PCI	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: External: 97-128 IPs: Includes PCI	VMS-Q-VS-E-000128-PCI	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: External: 129-150 IPs: Includes PCI	VMS-Q-VS-E-000150-PCI	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: External: 151-250 IPs: Includes PCI	VMS-Q-VS-E-000250-PCI	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: External: 251-500 IPs: Includes PCI	VMS-Q-VS-E-000500-PCI	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: External: 501 or more IPs: Includes PCI	VMS-Q-VS-E-999999-PCI	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Int and Ext: 5121-6000 IPs	VMS-Q-VS-IE-006000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Int and Ext: 6001-7000 IPs	VMS-Q-VS-IE-007000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Int and Ext: 7001-8000 IPs	VMS-Q-VS-IE-008000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Int and Ext: 8001-9000 IPs	VMS-Q-VS-IE-009000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Int and Ext: 9001-10000 IPs	VMS-Q-VS-IE-010000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Int and Ext: 10001-15000 IPs	VMS-Q-VS-IE-015000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Int and Ext: 15001-20000 IPs	VMS-Q-VS-IE-020000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Int and Ext: 20001-25000 IPs	VMS-Q-VS-IE-025000	USD	$[***]

//Secureworks/Confidential - Limited External Distribution

Vulnerability Management Services	Qualys Vulnerability Scanning: Int and Ext: 25001-30000 IPs	VMS-Q-VS-IE-030000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Int and Ext: 30001-35000 IPs	VMS-Q-VS-IE-035000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Int and Ext: 35001-40000 IPs	VMS-Q-VS-IE-040000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Int and Ext: 40001-45000 IPs	VMS-Q-VS-IE-045000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Int and Ext: 45001-50000 IPs	VMS-Q-VS-IE-050000	USD	$[***]
Vulnerability Management Services	Qualys Vulnerability Scanning: Int and Ext: 50001-60000 IPs	VMS-Q-VS-IE-060000	USD	$[***]
Vulnerability Management Services	VMS Platinum: Qualys Security Configuration Manager License: 3001-100000	VMS-PLT-QG-ENT-SCA-100000	USD	$[***]
Vulnerability Management Services	VMS Platinum: Qualys Vulnerability Management License: 1-3000	VMS-PLT-QG-ENT-VM-003000	USD	$[***]
Vulnerability Management Services	VMS Platinum: Qualys Vulnerability Management License: 3001-100000	VMS-PLT-QG-ENT-VM-100000	USD	$[***]
Vulnerability Management Services	VMS Platinum: Qualys Vulnerability Management License: 100001-999999	VMS-PLT-QG-ENT-VM-999999	USD	$[***]
Vulnerability Management Services	VMS Platinum: Qualys PCI Compliance License	VMS-PLT-QG-ENT-PCI-0001	USD	$[***]
Vulnerability Management Services	VMS Platinum: Qualys Policy Compliance License: 1-3000	VMS-PLT-QG-ENT-POL-003000	USD	$[***]
Vulnerability Management Services	VMS Platinum: Qualys Policy Compliance License: 3000-100000	VMS-PLT-QG-ENT-POL-100000	USD	$[***]
Vulnerability Management Services	VMS Platinum: Qualys Policy Compliance License: 100001-999999	VMS-PLT-QG-ENT-POL-999999	USD	$[***]
Vulnerability Management Services	VMS Platinum: Qualys Continuous Monitoring License: 1-3000	VMS-PLT-QG-ENT-CM-003000	USD	$[***]
Vulnerability Management Services	VMS Platinum: Qualys Continuous Monitoring License: 3001-100000	VMS-PLT-QG-ENT-CM-100000	USD	$[***]
Vulnerability Management Services	VMS Platinum: Qualys Continuous Monitoring License: 100001-999999	VMS-PLT-QG-ENT-CM-999999	USD	$[***]
Vulnerability Management Services	VMS Platinum: Qualys Threat Protect License: 1-3000	VMS-PLT-QG-ENT-TP-003000	USD	$[***]
Vulnerability Management Services	VMS Platinum: Qualys Threat Protect License: 3001-100000	VMS-PLT-QG-ENT-TP-100000	USD	$[***]
Vulnerability Management Services	VMS Platinum: Qualys Threat Protect License: 100001-999999	VMS-PLT-QG-ENT-TP-999999	USD	$[***]
Vulnerability Management Services	VMS Platinum: Qualys Security Configuration Manager License: 1-3000	VMS-PLT-QG-ENT-SCA-003000	USD	$[***]
Vulnerability Management Services	VMS Platinum: Qualys Security Configuration Manager License: 100001-999999	VMS-PLT-QG-ENT-SCA-999999	USD	$[***]
Vulnerability Management Services	VMS Platinum: Qualys Cloud Agent for VM License: 1-3000	VMS-PLT-QG-ENT-VMA-003000	USD	$[***]
Vulnerability Management Services	VMS Platinum: Qualys Cloud Agent for VM License: 3001-100000	VMS-PLT-QG-ENT-VMA-100000	USD	$[***]
Vulnerability Management Services	VMS Platinum: Qualys Cloud Agent for VM License: 100001-999999	VMS-PLT-QG-ENT-VMA-999999	USD	$[***]
Vulnerability Management Services	VMS Platinum: Qualys Web Application Scanning License: 1-3000	VMS-PLT-QG-ENT-WAS-003000	USD	$[***]
Vulnerability Management Services	VMS Platinum: Qualys Web Application Scanning License: 3001-100000	VMS-PLT-QG-ENT-WAS-100000	USD	$[***]
Vulnerability Management Services	VMS Platinum: Qualys Web Application Scanning License: 100001-999999	VMS-PLT-QG-ENT-WAS-999999	USD	$[***]

//Secureworks/Confidential - Limited External Distribution